UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 30, 2007

STEELCASE INC.

Michigan (State of incorporation)	1-13873 (Commission File Number)	38-0819050 (IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan	49508
(Address of principal executive offices)	(Zip code)
(616) 247-2710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
EXHIBIT INDEX
SIGNATURE
Incentive Compensation Plan Form of Performance Shares Agreement
Incentive Compensation Plan Form of Performance Units Agreement

ITEM 1.01. Entry into a Material Definitive Agreement
     The forms of agreement for grants of performance shares and performance units in fiscal year 2008 under the Steelcase Inc. Incentive Compensation Plan, are attached as Exhibits 10.01 and 10.02 and are incorporated by reference herein.
EXHIBIT INDEX

Exhibit
Number	Description
10.01	Steelcase Inc. Incentive Compensation Plan Form of Performance Shares Agreement (FY 2008)

10.02	Steelcase Inc. Incentive Compensation Plan Form of Performance Units Agreement (FY 2008)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.
Date: May 4, 2007
/S/ Nancy W. Hickey

Nancy W. Hickey
Senior Vice President,
Chief Administrative Officer and Secretary
(Duly Authorized Officer)